SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

ProAssurance Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code:  (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

ITEM 7.01  REGULATION FD DISCLOSURES

In this Current Report on Form 8K we are furnishing materials which will we will use during investor meetings starting September 4, 2014. These materials are presented in Exhibit 99.1.

We are also furnishing materials we will use during a September 5, 2014 investor briefing on our Workers’ Compensation segment. These materials are presented in Exhibit 99.2.

Both sets of presentation materials have been posted to the Investor Relations section of our website (www.ProAssurance.com/ investorrelations/).

We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date of this filing. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

The information we are furnishing under Item 7.01 of this Current Report on Form 8K, including Exhibit 99.1, is not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) as amended, or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

99.1	Materials which will we will use during investor meetings starting September 4, 2014.

99.2	Materials which will we will use during an investor briefing on September 5, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2014

PROASSURANCE CORPORATION

by: /s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice-President